Leases - Lease Expense and Cash Outflows from Operating and Finance Leases (Details) (Details) $ in Thousands	3 Months Ended
Mar. 31, 2019 USD ($)
Leases [Abstract]
Operating lease expense	$ 777
Finance lease cost
Depreciation and amortization	68
Interest expense	7
Total lease expense	852
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash outflows from operating leases	777
Financing cash outflows from finance leases	$ 168